UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	May 6, 2003

LEGG MASON, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-8529	52-1200960

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

100 Light Street, Baltimore, Maryland	21202

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(410) 539-0000

Not Applicable

(Former name or former address if changed since last report)

Item 7.	Financial Statements and Exhibits

	(a)	Financial statements of businesses acquired.
Not applicable.

	(b)	Pro forma financial information.
Not applicable.

	(c)	Exhibits.
		99	Press Release of Legg Mason, Inc. dated May 6, 2003.

Item 9.	Regulation FD Disclosure (including information being provided under Item 12).

On May 6, 2003, Legg Mason, Inc. announced its results of operations for the fiscal year ended March 31, 2003. A copy of the related press release is filed as Exhibit 99 to this Form 8-K and is incorporated herein by reference.

This information is also being furnished under Item 12 of Form 8-K, "Results of Operations and Financial Condition" and shall not be considered "filed" for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGG MASON, INC.
(Registrant)

Date: May 6, 2003	By:	/s/ Robert F. Price

Robert F. Price
Senior Vice President, Secretary
and General Counsel

LEGG MASON, INC.

EXHIBIT INDEX

Exhibit No.	Subject Matter

99	Press Release of Legg Mason, Inc. dated May 6, 2003.